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                                                                    EXHIBIT 4.1

                      INCORPORATED UNDER THE LAWS OF THE
                              STATE OF MICHIGAN

NUMBER                                                                   SHARES

CS-

  SEE REVERSE FOR               [MECHANICAL DYNAMICS             COMMON STOCK
CERTAIN DEFINITIONS                    LOGO]                  CUSIP 583521 10 9


THIS CERTIFIES THAT                                             is the owner of

fully paid and non-assessable shares of Common Stock, no par value per share, of

                          MECHANICAL DYNAMICS, INC.,

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
        This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        A full statement of the designation, relative rights, preferences and limitations of the shares of each class or series of stock authorized to be issued by the Corporation will be furnished to any shareholder upon request and without charge.
        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of Mechanical Dynamics, Inc.

Dated:

      Countersigned and Registered:           _____________________________
    American Securities Transfer, Inc.,                         President
      Transfer Agent and Registrar
                                              _____________________________
                                                                Secretary

By:
   __________________________________
                Authorized Signature


             [MECHANICAL DYNAMICS, INC. MICHIGAN CORPORATE SEAL]
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        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws and regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT   ___Custodian___
                                                             (Cust)   (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts
                                                            to Minors
JT TEN  - as joint tenants with right of                    Act_______________
          survivorship and not tenants                             (State)
          in common

   Additional abbreviations may also be used though not in the above list.

_____________________          For value received, ___ hereby sell, assign and
PLEASE INSERT SOCIAL           transfer unto
SECURITY OR OTHER
IDENTIFYING NUMBER OF
ASSIGNEE

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________shares represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ Attorney, to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.


Dated


In Presence of


_____________________________________ __________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT, OR ANY CHANGE WHATSOEVER.